                                                                    EXHIBIT 10.3

                            STOCK PURCHASE AGREEMENT

      This STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of March 11, 2005, is made and entered into by and between S&C Holdco 3, Inc., a Delaware corporation ("Holdco 3"), and Swift & Company, a Delaware corporation ("OpCo").

                                    RECITALS

      WHEREAS, Holdco 3 desires to purchase from OpCo, and OpCo desires to sell to Holdco 3, one hundred ninety-two (192) shares of common stock, par value $0.01 per share (the "Shares"), of OpCo subject to the terms and conditions set forth in the Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, Holdco 3 and OpCo agree as follows:

      1. Purchase and Sale. OpCo hereby sells, assigns, transfers and conveys to Holdco 3 the Shares, and Holdco 3 hereby purchases and accepts the Shares, free and clear of any claims, liens, pledges, charges, encumbrances, security interests, options, trusts, commitments and voting or other restrictions of any kind whatsoever (collectively, the "Encumbrances") other than those arising under that certain Credit Agreement, dated as of September 19, 2002, by and among the Company, Swift & Company, S&C Australia Holdco Pty. Ltd., Australia Meat Holdings Pty. Limited, the Lenders (as defined therein), the Issuers (as defined therein), Citicorp USA, Inc., as Administrative and Collateral Agent and as Australian Agent, JPMorgan Chase Bank, as Syndication Agent, Citisecurities Limited, as Australian Collateral Trustee, and General Electric Capital Corporation, U.S. Bank National Association, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, as Co-documentation Agents (the "Senior Credit Facilities").

      2. Purchase Price. In consideration of the sale and issuance of the Shares from OpCo to Holdco 3, Holdco 3 shall pay the purchase price of $104,737,500.00 in the aggregate (the "Purchase Price") to OpCo, simultaneously with the execution and delivery of this Agreement.

      3. Certificates. Simultaneously with the execution and delivery of this Agreement, OpCo shall deliver to Holdco 3 the certificate(s) representing the Shares, together with such other documents and instruments, if any, that may be necessary to permit Holdco 3 to acquire the Shares free and clear of any and all Encumbrances other than those arising under the Senior Credit Facilities.

      4. Representations and Warranties of OpCo. OpCo hereby represents and warrants to Holdco 3 that:

            (a) OpCo is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to execute and deliver this Agreement and to perform all of the transactions contemplated by this Agreement to be performed by it.

            (b) The execution and delivery by OpCo of this Agreement, and the consummation of the transactions contemplated to be performed by OpCo, have been duly authorized by all necessary corporate action on the part of OpCo and this Agreement will, when executed and delivered by Holdco 3, constitute a valid and binding obligation of OpCo, enforceable against OpCo in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditor rights and by general equitable principles.

            (c) The execution and delivery by OpCo of this Agreement is not restricted or prohibited by any other agreement, contract or understanding to which OpCo may be a party.

            (d) The authorized capital stock of OpCo consists of 2,200 shares of common stock, par value $0.01 per share (the "Common Stock"). On the date hereof and assuming the issuance of the Shares, 1,192 shares of Common Stock will be issued and outstanding. All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and non-assessable and, upon receipt of the Purchase Price and the issuance of the Shares, the Shares will be duly authorized, validly issued, fully paid and non-assessable. Upon the issuance of the Shares to Holdco 3 against payment of the Purchase Price as provided in this Agreement, Holdco 3 will have good and valid title to the Shares and sole and unrestricted voting power and power of disposition with respect thereto.

      5. Representations and Warranties of Holdco 3. Holdco 3 hereby represents and warrants to OpCo that:

            (a) Holdco 3 is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to execute and deliver this Agreement and to perform all of the transactions contemplated by this Agreement to be performed by it.

            (b) The execution and delivery by Holdco 3 of this Agreement, and the consummation of the transactions contemplated by this Agreement to be performed by Holdco 3, have been duly authorized by all necessary corporate action on the part of Holdco 3, and this Agreement will, when executed and delivered by OpCo, constitute a valid and binding obligation of Holdco 3, enforceable against Holdco 3 in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditor rights and by general equitable principles.

            (c) The execution and delivery by Holdco 3 of this Agreement is not restricted or prohibited by any other agreement, contract or understanding to which Holdco 3 may be a party.

            (d) Holdco 3 is purchasing the Shares pursuant to this Agreement for investment purposes for its own account and not with the view to or in connection with any distribution thereof. Holdco 3 understands that the Shares may not be sold, assigned, offered for sale, pledged or otherwise transferred, other than the pledge required under the Senior Credit Facilities, unless such transaction is registered under the Securities Act of 1933, as amended, and applicable state securities laws, or exemptions from such registration requirements are available.

      6. Further Assurances. Each of the parties will, at any time, upon the request of any other party hereto, take, or cause to be taken, all actions and do, or cause to be done, all things (including, without limitation, executing, acknowledging and delivering any additional agreements, instruments and documents) as may be necessary, appropriate or advisable in order to consummate or make effective the intentions, purposes and transactions of or contemplated by this Agreement.

      7.    Miscellaneous.

            (a) Successors and Assigns. This Agreement will be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns and will inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

            (b) Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof.

            (c) Amendment. This Agreement may not be amended except by an instrument signed by the parties hereto.

            (d) Headings. Section headings in this Agreement are included herein for convenience of reference only and will not constitute a part of this Agreement for any other purpose.

            (e) Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflict of laws of the State of Delaware.

            (f) Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute but one and the same agreement.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed on the date first above written.

                                       S&C HOLDCO 3, INC.

                                       By:    /s/ Donald F. Wiseman
                                              --------------------------------
                                       Name:  Donald F. Wiseman
                                       Title: Vice President, General Counsel
                                              and Secretary

                                       SWIFT & COMPANY

                                       By:    /s/ Donald F. Wiseman
                                              --------------------------------
                                       Name:  Donald F. Wiseman
                                       Title: Vice President, General Counsel
                                              and Secretary